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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22359

Papp Investment Trust
(Exact name of registrant as specified in charter)

2201 E. Camelback Road, Suite 227B Phoenix, Arizona	45419
(Address of principal executive offices)	(Zip code)

Tina H. Bloom, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(602) 956-0980

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

PAPP SMALL & MID-CAP GROWTH FUND
LETTER TO SHAREHOLDERS	July 14, 2015

Dear Fellow Shareholder,

This report will summarize the results for Papp Small & Mid-Cap Growth Fund (the “Fund”) for the six months ended May 31, 2015. Over this period, the financial markets had to contend with a variety of factors including currency volatility with a generally appreciating U.S. dollar, as well as dramatic volatility in oil prices as they declined substantially late last year, followed by a significant recovery during the first part of 2015. The U.S. economy once again experienced a dramatic slowdown in the first calendar quarter of 2015. One-time factors such as a very cold winter and a west coast dock workers strike were largely to blame for the slower growth. During the latter part of this period, interest rates here and abroad moved sharply higher in anticipation of the beginning of interest rate increases by the United States Federal Reserve (the “Federal Reserve”) later on in 2015. Markets were also impacted by the on-again, off-again financial crisis in Greece. Against this back drop, broader stocks were up about 3%, but small and mid-cap stocks performed better.

During the past six months, the Fund produced a total return of 4.75% as compared to our benchmark, the Russell MidCap® Growth Index (the “benchmark”), which returned 5.58%. Since inception on March 8, 2010, the Fund has produced an annualized total return of 12.88% as compared to 16.36% for the benchmark. The Fund’s modest underperformance relative to its benchmark during the past six months can mainly be attributable to the very strong results from high priced market darlings held in the benchmark which we believe are dramatically overpriced. Interestingly, on June 30, 2015, the Russell MidCap® Growth Index reconstituted its index and removed many of these high flyers which have become relatively large market capitalization companies due to their extremely high valuations. Some examples are Tesla, Netflix, Illumina, and Vertex Pharmaceuticals. Going forward, we think this reconstitution will allow the benchmark to more accurately describe the performance of mid-cap growth stocks.

We are also pleased to report that since May 31, 2015, the relative performance of the Fund to its benchmark has improved considerably. For the period December 1, 2014 through June 30, 2015, the Fund produced a total return of 5.04% as compared to the benchmark total return of 3.88%. We are obviously encouraged with this recent pickup in relative performance.

As we have been telling you in our annual and semi-annual reports, we strive to invest in companies in the small and mid-cap portion of the market that we believe are safer than the average company in this space. Companies that we invest in have strong balance sheets, consistent profitability, and in most cases have been around for a long time. We believe that these higher quality companies tend to outperform the benchmark during difficult market environments. Over an entire market cycle that includes both good times and bad, this should lead to strong relative performance compared to the benchmark.

During the past six months ended May 31, 2015, we have begun to see this phenomenon unfold. The markets have had to contend with very volatile oil prices, shifts in currency values and continued uncertainty about developments in Greece and to a lesser extent in China. Markets are also concerned about when and how rapidly the Federal Reserve will begin to allow interest rates to rise. This has led to market conditions where stocks have gyrated day to day but are little changed since the beginning of 2015. We never hope for a difficult stock market, but history has taught us that they occur from time to time, and often with little or no advanced notice.

The Fund remains nearly fully invested with 99% of its assets in stocks as of May 31, 2015, which is our normal strategy. While the Fund’s mandate is small and mid-cap stocks, we remain heavily focused on the mid-cap portion of the market which we believe is more reasonably valued. We are reasonably well diversified across 35 individual holdings. During the past six months, our Fund’s sector weightings did not have a material impact on relative performance to our benchmark. We are overweight relative to the benchmark in health care which helped our performance, as did our underweight to the consumer discretionary sector. These sector benefits were offset by our overweight position in the Fund relative to the benchmark in industrials which performed less well.

Looking at individual holdings, the Fund experienced strong performance once again from O’Reilly Automotive, a leading auto parts retailer that enjoyed both new store growth and strong same store sales comparisons. O’Reilly is benefitting from improving employment trends and falling gas prices which have increased miles driven and which in turn drive demand for replacement parts. NXP Semiconductor performed well over this period due to strong earnings growth and its planned acquisition of Freescale Semiconductor. The acquisition is expected to give NXP greater scale in the automotive sector in addition to significant cost synergies over the next few years. FactSet Research Systems enjoyed strong organic growth and new client additions. The software integrator, Informatica, announced a sale to take the company private through a leveraged buyout.

The Fund’s performance during the past six months was held back in part by our holding in Trimble Navigation, which experienced softness in their agricultural and municipally funded infrastructure end markets. Whole Foods Market was weak due to a disappointing quarterly sales report which we believe is temporary. Whiting Petroleum and FMC Technologies were weak along with the broader energy sector as these companies are continuing to adjust their business plans in light of dramatically lower crude oil prices year over year.

Looking forward, we think the U. S. economy is continuing to grow at a relatively slow pace. We do not anticipate a recession in the U. S. in the near future. However, we continue to believe that the market may be vulnerable to a 10-12% correction in coming quarters as market participants contend with the Greek crisis, volatility in currency and oil, and the impending gradual interest rate increases by the Federal Reserve. If we do get a correction, we would expect it to be short lived as we believe stocks are generally fairly priced at current valuations.

As of May 31, 2015, the net assets of the Fund were $26.7 million. We continue to enjoy positive cash flow into the Fund since inception. We appreciate your continued confidence in the Fund. We would be happy to answer any questions you may have about the Fund or other investment issues. We invite you to call any of us at 1-800-421-0131.

Warmest regards,

Rosellen C. Papp CFA Portfolio Manager July 14, 2015	Harry A. Papp CFA President July 14, 2015

Brian Riordan, CFA Assistant Portfolio Manager July 14, 2015

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance current through the most recent month end is available by calling 1-877-370-7277.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-877-370-7277 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

PAPP SMALL & MID-CAP GROWTH FUND
PORTFOLIO INFORMATION
May 31, 2015 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
O'Reilly Automotive, Inc.	5.5%
FactSet Research Systems, Inc.	4.6%
PAREXEL International Corp.	4.5%
Mettler-Toledo International, Inc.	4.4%
Williams-Sonoma, Inc.	4.3%
Ecolab, Inc.	4.3%
C.R. Bard, Inc.	4.3%
IDEX Corp.	4.1%
AMETEK, Inc.	4.0%
Polaris Industries, Inc.	4.0%

PAPP SMALL & MID-CAP GROWTH FUND SCHEDULE OF INVESTMENTS May 31, 2015 (Unaudited)
COMMON STOCKS — 96.9%	Shares	Value
Consumer Discretionary — 13.8%
Leisure Products — 4.0%
Polaris Industries, Inc.	7,500	$1,072,875

Specialty Retail — 9.8%
O'Reilly Automotive, Inc.*	6,700	1,470,851
Williams-Sonoma, Inc.	14,600	1,147,706
		2,618,557
Consumer Staples — 10.7%
Food & Staples Retailing — 2.2%
Whole Foods Market, Inc.	14,500	597,980

Food Products — 4.9%
McCormick & Co., Inc.	9,700	761,450
TreeHouse Foods, Inc.*	7,500	534,975
		1,296,425
Household Products — 3.6%
Church & Dwight Co., Inc.	7,000	587,790
Clorox Co. (The)	3,500	376,810
		964,600
Energy — 3.3%
Energy Equipment & Services — 1.1%
FMC Technologies, Inc.*	7,200	300,888

Oil, Gas & Consumable Fuels — 2.2%
Pioneer Natural Resources Co.	4,000	591,320

Financials — 5.7%
Banks — 2.3%
UMB Financial Corp.	12,000	621,480

Capital Markets — 3.4%
T. Rowe Price Group, Inc.	11,200	903,728

Health Care — 19.2%
Health Care Equipment & Supplies — 7.8%
C.R. Bard, Inc.	6,700	1,141,144
ResMed, Inc.	5,300	311,746
Varian Medical Systems, Inc.*	7,300	632,180
		2,085,070

PAPP SMALL & MID-CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.9% (Continued)	Shares	Value
Health Care — 19.2% (Continued)
Health Care Providers and Services — 2.5%
Catamaran Corp.*	11,100	$664,335

Life Sciences Tools & Services — 8.9%
Mettler-Toledo International, Inc.*	3,650	1,185,082
PAREXEL International Corp.*	18,000	1,196,460
		2,381,542
Industrials — 20.1%
Air Freight & Logistics — 3.3%
Expeditors International of Washington, Inc.	19,000	870,960

Commercial Services & Supplies — 3.7%
Stericycle, Inc.*	7,300	1,002,290

Electrical Equipment — 4.0%
AMETEK, Inc.	20,100	1,080,576

Machinery — 6.1%
IDEX Corp.	14,200	1,097,092
Valmont Industries, Inc.	4,200	522,690
		1,619,782
Professional Services — 3.0%
IHS, Inc. - Class A*	6,500	802,100

Information Technology — 17.4%
Electronic Equipment, Instruments & Components — 3.5%
FEI Co.	4,300	350,880
Trimble Navigation Ltd.*	24,500	574,280
		925,160
Internet Software & Services — 2.2%
CoStar Group, Inc.*	2,900	605,839

Semiconductors & Semiconductor Equipment — 6.1%
Linear Technology Corp.	8,300	397,155
NXP Semiconductors N.V.*	7,400	830,650
Silicon Laboratories, Inc.*	7,100	393,624
		1,621,429
Software — 5.6%
FactSet Research Systems, Inc.	7,500	1,238,775
Pegasystems, Inc.	12,500	273,250
		1,512,025

PAPP SMALL & MID-CAP GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.9% (Continued)	Shares	Value
Materials — 6.7%
Chemicals — 6.7%
Airgas, Inc.	6,300	$642,222
Ecolab, Inc.	10,000	1,146,500
		1,788,722

Total Common Stocks (Cost $16,915,687)		$25,927,683

EXCHANGE-TRADED FUNDS — 1.9%	Shares	Value
SPDR S&P Biotech ETF (Cost $307,106)	2,100	$500,157

MONEY MARKET FUNDS — 1.1%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01%(a) (Cost $285,310)	285,310	$285,310

Total Investments at Value — 99.9% (Cost $17,508,103)		$26,713,150

Other Assets in Excess of Liabilities — 0.1%		26,553

Net Assets — 100.0%		$26,739,703

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of May 31, 2015.
See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES May 31, 2015 (Unaudited)
ASSETS
Investments in securities:
At acquisition cost	$17,508,103
At value (Note 2)	$26,713,150
Dividends receivable	17,947
Other assets	30,565
TOTAL ASSETS	26,761,662

LIABILITIES
Payable to Adviser (Note 4)	10,319
Payable to administrator (Note 4)	6,240
Other accrued expenses	5,400
TOTAL LIABILITIES	21,959

NET ASSETS	$26,739,703

NET ASSETS CONSIST OF:
Paid-in capital	$16,994,640
Accumulated net investment loss	(128,707)
Accumulated net realized gains from security transactions	668,723
Net unrealized appreciation on investments	9,205,047
NET ASSETS	$26,739,703

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,469,128

Net asset value, offering price and redemption price per share (Note 2)	$18.20

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2015 (Unaudited)
INVESTMENT INCOME
Dividend income	$131,659

EXPENSES
Investment advisory fees (Note 4)	129,869
Professional fees	17,099
Fund accounting fees (Note 4)	16,300
Registration and filing fees	14,061
Administration fees (Note 4)	12,990
Insurance expense	8,112
Transfer agent fees (Note 4)	7,500
Custody and bank service fees	5,132
Trustees' fees (Note 4)	3,400
Postage and supplies	3,176
Other expenses	5,612
TOTAL EXPENSES	223,251
Less fee reductions by the Adviser (Note 4)	(60,915)
NET EXPENSES	162,336

NET INVESTMENT LOSS	(30,677)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	668,842
Net change in unrealized appreciation/depreciation on investments	569,648
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,238,490

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,207,813

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended May 31, 2015 (Unaudited)	Year Ended November 30, 2014
FROM OPERATIONS
Net investment loss	$(30,677)	$(99,845)
Net realized gains from security transactions	668,842	772,118
Net change in unrealized appreciation/depreciation on investments	569,648	1,433,102
Net increase in net assets from operations	1,207,813	2,105,375

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains from security transactions	(772,213)	(92,313)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	503,951	819,197
Net asset value of shares issued in reinvestment of distributions to shareholders	765,609	91,505
Payments for shares redeemed	(307,187)	(346,287)
Net increase in net assets from capital share transactions	962,373	564,415

TOTAL INCREASE IN NET ASSETS	1,397,973	2,577,477

NET ASSETS
Beginning of period	25,341,730	22,764,253
End of period	$26,739,703	$25,341,730

ACCUMULATED NET INVESTMENT LOSS	$(128,707)	$(98,030)

CAPITAL SHARE ACTIVITY
Shares sold	27,963	48,343
Shares reinvested	44,026	5,453
Shares redeemed	(17,388)	(20,200)
Net increase in shares outstanding	54,601	33,596
Shares outstanding at beginning of period	1,414,527	1,380,931
Shares outstanding at end of period	1,469,128	1,414,527

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Six Months Ended May 31, 2015 (Unaudited)		Year Ended Nov. 30, 2014		Year Ended Nov. 30, 2013	Year Ended Nov. 30, 2012	Year Ended Nov. 30, 2011	Period Ended Nov. 30, 2010 (a)
Net asset value at beginning of period	$17.92		$16.48		$13.40	$12.25	$11.68	$10.00

Income (loss) from investment operations:
Net investment loss	(0.02)		(0.07)		(0.06)	(0.05)	(0.04)	(0.01)
Net realized and unrealized gains on investments	0.84		1.58		3.14	1.20	0.61	1.69
Total from investment operations	0.82		1.51		3.08	1.15	0.57	1.68

Less distributions:
From net realized gains from security transactions	(0.54)		(0.07)		—	—	—	—

Net asset value at end of period	$18.20		$17.92		$16.48	$13.40	$12.25	$11.68

Total return (b)	4.75	%(c)	9.17%		22.99%	9.39%	4.88%	16.80	%(c)

Net assets at end of period	$26,739,703		$25,341,730		$22,764,253	$17,557,367	$11,817,006	$9,152,547

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.72	%(e)(g)	1.79	%(e)	1.86%	2.05%	2.43%	3.03	%(g)

Ratio of net expenses to average net assets (d)	1.25	%(e)(g)	1.25	%(e)	1.25%	1.25%	1.25%	1.25	%(g)

Ratio of net investment loss to average net assets (d)	(0.24%	)(e)(f)(g)	(0.42%	)(e)(f)	(0.39%)	(0.37%)	(0.36%)	(0.25%	)(g)

Portfolio turnover rate	7	%(c)	14%		10%	13%	5%	2	%(c)

(a)	Represents the period from the commencement of operations (March 8, 2010) through November 30, 2010.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. Had the Adviser not reduced its fees and reimbursed expenses, total returns would have been lower.

(c)	Not annualized.
(d)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).
(e)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment company in which the Fund invests.
(f)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment company in which the Fund invests.
(g)	Annualized.
See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
May 31, 2015 (Unaudited)

1. Organization

Papp Small & Mid-Cap Growth Fund (the “Fund”) is a diversified series of Papp Investment Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated November 12, 2009. The Fund commenced operations on March 8, 2010.

The investment objective of the Fund is long-term capital growth.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund’s portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale price on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. NASDAQ listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last reported sale price, if available, otherwise at the most recently quote bid price. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Factors determining portfolio investments subject to fair value determination include, but are not limited to, the following: the spread between bid and asked prices is substantial; infrequency of sales; thinness of market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$25,927,683	$—	$—	$25,927,683
Exchange-Traded Funds	500,157	—	—	500,157
Money Market Funds	285,310	—	—	285,310
Total	$26,713,150	$—	$—	$26,713,150

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of May 31, 2015, the Fund did not have any transfers into or out of any Level. In addition, the Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of May 31, 2015. It is the Fund’s policy to recognize transfers into or out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions – Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended May 31, 2015 and November 30, 2014 was long-term capital gains.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of May 31, 2015:

Tax cost of portfolio investments	$17,508,103
Gross unrealized appreciation	$9,635,789
Gross unrealized depreciation	(430,742)
Net unrealized appreciation	9,205,047
Accumulated ordinary losses	(128,707)
Other gains	668,723
Distributable earnings	$9,745,063

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on federal income tax returns for the current and all open tax years (November 30, 2011 through November 30, 2014) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the six months ended May 31, 2015, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $2,106,237 and $1,673,589, respectively.

4. Transactions with Related Parties

Certain Trustees and officers of the Trust are directors and officers of L. Roy Papp & Associates, LLP (the “Adviser”) or of Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. For its services, the Fund pays the Adviser an advisory fee, computed daily and paid monthly, at the annual rate of 1.00% of its average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees and to reimburse the Fund’s operating expenses to the extent necessary so that the Fund’s annual ordinary operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses, if any) do not exceed an amount equal to 1.25% of its average daily net assets. This Expense Limitation Agreement remains in effect until at least April 1, 2016. Accordingly, the Adviser reduced its advisory fees by $60,915 during the six months ended May 31, 2015.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Expense Limitation Agreement permits the Adviser to recover fee reductions and expense reimbursements made on behalf of the Fund, but only for a period of three years after such reduction or reimbursement and only if such recovery will not cause the Fund’s expense ratio to exceed the annual rate of 1.25%. As of May 31, 2015, the Adviser may in the future recover fee reductions and expense reimbursements totaling $361,958. The Adviser may recover a portion of this amount no later than the dates as stated below:

November 30, 2015	$49,290
November 30, 2016	123,805
November 30, 2017	127,948
May 31, 2018	60,915
$361,958

OTHER SERVICE PROVIDERS

Ultimus provides fund administration, fund accounting and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including but not limited to postage, supplies and costs of pricing the Fund’s portfolio securities. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

PLAN OF DISTRIBUTION

The Trust has adopted a plan of distribution (the “Plan”) pursuant to which the Fund may incur certain expenses related to the distribution of its shares. The annual limitation of payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets. The Board of Trustees has not authorized the payment of any fees pursuant to the Plan until at least April 1, 2016.

TRUSTEE COMPENSATION

Each Trustee who is not an interested person of the Trust (“Independent Trustee”) receives from the Fund a fee of $500 for each Board meeting attended, except that the Chair of the Committee of Independent Trustees receives a fee of $700 for each Board meeting attended.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

PAPP SMALL & MID-CAP GROWTH FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (December 1, 2014) and held until the end of the period (May 31, 2015).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

PAPP SMALL & MID-CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value December 1, 2014	Ending Account Value May 31, 2015	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,047.50	$6.38
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.70	$6.29

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

PAPP SMALL & MID-CAP GROWTH FUND OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-877-370-7277. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

L. Roy Papp & Associates, LLP (the “Adviser”), 2201 E. Camelback Road, Suite 227B, Phoenix, Arizona 85016, serves as the investment adviser to the Papp Small & Mid-Cap Growth Fund (the “Fund”). The Adviser provides the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. In addition to serving as the investment adviser to the Fund, the Adviser provides investment advisory services to individuals, trusts, retirement plans, endowments, and foundations.

The Adviser is subject to the oversight of the Fund and the Fund’s board of trustees (the “Board”). The Adviser serves as investment adviser to the Fund pursuant to a written investment management agreement between the Adviser and the Fund dated May 1, 2012 (the “Advisory Agreement”). The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders, except by reason of its own willful misfeasance, bad faith or gross negligence, or from its reckless disregard of its obligations and duties under the Advisory Agreement. The Advisory Agreement is terminable by the Fund at any time, without penalty, either by action of the Board or upon a vote of the holders of a majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to the Adviser. The Advisory Agreement is also terminable by the Adviser with 60 days’ prior written notice to the Fund, and will terminate automatically in the event of its “assignment,” as defined in the Investment Company Act of 1940 (the “1940 Act”), including in the event of a change of control or sale of the Adviser. The Advisory Agreement’s initial two-year term ended May 1, 2014, after which it may be continued from year to year thereafter only as long as such continuance is approved annually by (a) the vote of a majority of the Board, including a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”), or (b) the vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

The Board, including the Fund’s Independent Trustees voting separately, reviewed and approved the continuance of the Advisory Agreement for an additional term of one year at an in-person meeting held on April 23, 2015, at which all of the Trustees were present. In the course of their deliberations, the Independent Trustees were advised by their independent legal counsel of their obligations in determining to approve the Advisory Agreement. The Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel.

In considering whether to approve the Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative, and each Trustee weighed the various factors independently as he or she deemed appropriate. The Board considered the following matters, among other things, in connection with its approval of the Advisory Agreement.

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Nature, Extent and Quality of Services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by the Adviser. The Board specifically reviewed the qualifications, backgrounds and responsibilities of the key personnel that oversee the investment management and day-to-day operations of the Fund, including the support resources available for investment research. The Board noted that Rosellen C. Papp and Brian M. Riordan are responsible for the day-to-day management of the Fund. The Board noted that the Adviser has previously served as the investment adviser and investment sub-adviser to other open-end registered investment companies with substantially similar investment objectives and strategies.

The Board considered that the Adviser has a staff of skilled investment professionals that provide research, trading and compliance support services to the Fund and determined that the Adviser possesses adequate resources to manage the Fund. The Board also considered the Adviser’s compliance program and noted the resources it has dedicated towards compliance, including providing a seasoned compliance officer to oversee its compliance program. The Board also considered the overall investment management capabilities of the Adviser and its ongoing financial commitment to the Fund. The Board considered the Adviser’s responsibilities with regards to brokerage selection and best execution and noted that the Adviser has never entered into any “soft dollar” arrangements on behalf of the Fund.

Investment Performance of the Fund

The Fund’s returns were compared to the returns of its benchmark, the Russell Midcap Growth Index, comparable private accounts managed by the Adviser, and other domestic equity funds of similar size with similar investment styles. In reviewing the comparative performance, the Board considered that the Fund’s average annual total return was higher than the average and median returns for the one year and five year periods ended March 31, 2015 of its peer group, “Mid Cap Growth Funds Under $50 Million,” as derived from Morningstar, Inc., and lower than the returns of its benchmark index, the Russell Midcap Growth Index, for such periods. The Board of considered that the Fund’s style of investing in higher quality, lower risk companies has been out of favor in recent years and tends to perform better in down markets. The Board noted the consistency of the Adviser’s management of the Fund in accordance with the Fund’s investment objective and policies. The Board further noted that the Adviser has been managing the Fund, predecessor funds and private accounts using this same investment philosophy for more than 15 years and that the Adviser’s investment process and long-term performance record over a full market cycle were important factors in the Board’s evaluation of the quality of services to be provided by the Adviser under the Advisory Agreement.

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Expenses

The Board considered statistical information regarding the Fund’s expense ratio and its various components, including the contractual advisory fee and fee reductions and/or expense reimbursements. It also considered a comparison of these fees and expenses to the expense information for other domestic equity funds of similar size with similar investment styles. The Fund’s overall expense ratio, after contractual fee reductions, was compared to funds within its relevant peer group, as defined above. The Board noted that the overall expense ratio of the Fund, after fee reductions, was lower than the average and median expense ratios for the peer group presented. The Board also observed that, under the expense cap arrangement agreed to by the Adviser, this expense ratio will be maintained until at least April 1, 2016.

Investment Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services. Additionally, the Board received and considered information comparing the Fund’s advisory fee rate with those of the other funds in its relevant peer group, as defined above, and private accounts managed by the Adviser with a comparable investment strategy. The Board noted that the advisory fee rate for the Fund was higher than the median and average rates for the peer group presented. The Board determined that, although the advisory fee is higher, the Fund’s overall expense ratio, after contractual fee reductions, was lower than the average and median expense ratios for the peer group presented.

The Board reviewed the Adviser’s financial statements and discussed its financial condition. The Board noted that the Adviser is operating at a loss in providing services to the Fund because of the fee reductions and expense reimbursements it has incurred since the Fund’s inception. The Board discussed the level of Fund assets necessary for the Adviser to break even, the projected profits of the Adviser and the other ancillary benefits that the Adviser may receive with regard to providing advisory services to the Fund. The Board noted that, in light of the Fund’s asset level, these were not primary factors at this time. The Board further considered the Adviser’s commitment to grow assets in the Fund and the Adviser’s representation that is has adequate financial reserves to cover its anticipated losses from providing advisory services to the Fund for several years.

Economies of Scale

The Board noted that the investment advisory fee schedule for the Fund does not contain breakpoints but further noted that the fee reduction and expense reimbursement arrangement creates a single expense ratio and that shareholders have benefited from the lower expense ratios that resulted from the fee reductions and

PAPP SMALL & MID-CAP GROWTH FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

expense reimbursements. The Board noted that the Fund’s assets have grown, but not to an extent that permits it to realize any meaningful economies of scale. The Board observed that as the Fund grows further in assets, this factor will become more relevant to its consideration process.

Conclusion

After full consideration of the above factors as well as other factors, the Board, including all of the Independent Trustees, unanimously concluded that approval of the continuance of the Investment Advisory Agreement was in the best interest of the Fund and its shareholders.

Privacy Notice
FACTS	WHAT DOES PAPP INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪    Social Security number
▪    account balances and account transactions
▪    account transactions, transaction or loss history and purchase history
▪    checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Papp Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Papp Investment share?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes – to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-877-370-7277.

Who we are
Who is providing this notice?	Papp Investment Trust Ultimus Fund Distributors, LLC
What we do
How does Papp Investment Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Papp Investment Trust collect my personal information?
We collect your personal information, for example, when you
▪    open an account or deposit money
▪    buy securities from us or sell securities to us
▪    make deposits or withdrawals from your account provide account information
▪    give us your account information
▪    make a wire transfer
▪    tell us who receives the money
▪    tell us where to send the money
▪    show your government-issued ID
▪    show your driver’s license

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪    sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪    affiliates from using your information to market to you
▪    sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ L. Roy Papp & Associates, LLP could be deemed to be an affiliate.
Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies
▪    Papp Investment Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing
A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
▪    Papp Investment Trust doesn’t jointly market financial products or services to you.

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Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]
(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant's Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant's board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant's offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)  Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Papp Investment Trust

By (Signature and Title)*		/s/ Harry A. Papp
Harry A. Papp, President

Date	August 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Harry A. Papp
Harry A. Papp, President

Date	August 5, 2015

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer

Date	August 5, 2015

* Print the name and title of each signing officer under his or her signature.